Alpine Summit Energy Partners Announces First
Quarter 2023 Financial and Operating Results

Nashville, Tennessee and Vancouver, British Columbia--(Newsfile Corp. - May 15, 2023) - Alpine Summit Energy Partners, Inc. (TSXV: ALPS.U) (NASDAQ: ALPS) ("Alpine Summit" or the "Company") is pleased to announce its financial and operating results for the three months ended March 31, 2023. Alpine Summit's unaudited condensed consolidated financial statements and notes, as well as management's discussion and analysis (the "MD&A") and its Quarterly Report on Form 10-Q for the three months ended March 31, 2023 will be available under the Company's issuer profile at www.sedar.com and www.sec.gov/edgar, as well as on the Company's website at www.alpinesummitenergy.com.

Craig Perry, Chief Executive Officer, remarked: "As previously announced we have engaged Stephens Inc. to complete a sale, focused on our South Texas proven assets, which represents a significant portion of the Company's production. We still anticipate this process to be completed prior to the end of the second quarter of 2023.  Accordingly, following the conclusion of the sale process and discussions with our key stakeholders, the Company expects to complete a strategic review of the activities of the Company.

"We look forward to communicating the Company's specific go-forward plans at the conclusion of this process.  As a reminder, the management team and insiders own approximately 40% of the Class A subordinate voting shares (on an as-converted basis) of Alpine Summit and have, since the Company's listing on the TSX Venture Exchange in the fall of 2021, been net purchasers of shares."

2023 Highlights Financial, Business and Operational Highlights

● Oil and natural gas sales (net of royalties) of $30.0 million for the three months ended March 31, 2023 (March 31, 2022 - $35.0 million).

● Reported net income and comprehensive income of $10.5 million for the three months ended March 31, 2023 (March 31, 2022 - loss of $7.9 million). Adjusted EBITDA[1] (defined below) of $16.6 million for the same period (March 31, 2022 - $26.3 million).

● Reported net income attributable to the Company's shareholders of $6.5 million for the three months ended March 31, 2023 (March 31, 2022 - loss of $10.0 million).

● 4 new wells were brought onto production during the first quarter of 2023, with three additional wells in April 2023.

● Average net production per day of 14,478 BOE during the three months ended March 31, 2023 an increase of 129.8% year over year due to extensive drilling activity.

● Completed a restructuring of the Company's debt, where the corporate credit facility was converted into a term loan and the repayment terms of the ABS Facility were amended.

● Announced the engagement of Stephens Inc. as its financial advisor to pursue a sale of various strategic assets of the Company.

● During March 2023, all commodity hedges were monetized, with net proceeds used to pay down first lien indebtedness.

The following table provides a reconciliation of Net Income/(Loss) before Redeemable non-controlling interest and non-controlling interest to Adjusted EBITDA:

	Three months ended March 31, 2023	Three months ended March 31, 2022
Net income/(loss) before non-controlling interests:	$10,523,871	($7,915,516)
(+) Depletion and depreciation expense	18,106,581	9,191,057
(+) Finance and interest expense	6,137,113	1,097,190
(+) Stock based compensation expense	328,993	1,290,143
(+) Derivative commodity contract (gains)/losses	(18,469,658)	22,601,045
Adjusted EBITDA	$16,626,900	$26,263,919

Development Update & 2023 Objectives

During 2023, the Company plans on continuing to manage production of its primary assets in the Giddings and Hawkville fields. The Company brought seven wells onto production through April, 2023, with a pause in drilling activity until the sale process is complete.

The Board has formed a Special Committee, led by independent directors of the Company, to lead discussions with the various stakeholders of the Company as it assesses alternatives following the conclusion of the Stephens' sales process.

The Company received a "force majeure" notice in May 2023 from its major midstream provider in South Texas.  The prolonged downtime may have a significant impact on the Company's results in the second quarter of 2023.

[1] Adjusted EBITDA is a non-GAAP financial measure that is not a standardized measure under the US GAAP financial reporting framework.

Non-GAAP Financial Information

This news release includes certain non-GAAP financial measures as defined by the U.S. Securities and Exchange Commission. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

Adjusted earnings before interest, taxes, depletion and amortization ("Adjusted EBITDA"), is a non-GAAP measure that is used to supplement the Company's reported financial performance or position. The Company believes that Adjusted EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. All figures presented do not reflect any potential impact of non-controlling interests or redeemable non-controlling interests. The Company's calculation of Adjusted EBITDA is net income/(loss) adding back finance and interest expense, depletion and depreciation, impairment, gains/losses on commodity derivatives, and non-recurring costs.

About Alpine Summit Energy Partners, Inc.

Alpine Summit is a U.S. based company that operates and develops oil and gas assets. For additional information on the Company, please visit www.alpinesummitenergy.com.

Further Information

For further information, please contact:

Darren Moulds, Chief Financial Officer
Phone: 403.390.9260
Email: dmoulds@alpsummit.com

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only Alpine Summit's beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of Alpine Summit's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", or the negative or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". The forward-looking information and forward-looking statements contained herein include, but are not limited to: statements regarding the sale process and strategic review, including the assets that are the focus of such process, the timing for completion, the impact of such process and review, and go-forward plans; and statements regarding the force majeure, including its impact on production and Q2 results.

By identifying such information and statements in this manner, Alpine Summit is alerting the reader that such information and statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Alpine Summit to be materially different from those expressed or implied by such information and statements. In addition, in connection with the forward-looking information and forward-looking statements contained in this news release, Alpine Summit has made certain assumptions. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information and statements are the following: the impact that listing on the Nasdaq Global Market ("Nasdaq") has on relationships, including with regulatory bodies, employees, suppliers, contractors and competitors, as well as the potential for Alpine Summit to fail to meet Nasdaq's continued listing requirements; changes in general economic, business and political conditions, including changes in the financial and commodity markets; changes in the price of natural gas; changes in applicable laws; and compliance with extensive government regulation. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Alpine Summit believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this news release are made as of the date of this news release, and Alpine Summit does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.